EXHIBIT 99.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                I, Matthew J. Hogan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ciphergen Biosystems, Inc. on Form 10-Q for the quarterly period ended March 31, 2003 complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Ciphergen Biosystems, Inc.

Date: May 15, 2003

/s/ Matthew J. Hogan Vice President and Chief Financial Officer